Exhibit 10(t)

INFORMATION CONCERNING EXECUTIVE COMPENSATION

The following table presents details of compensation information previously discussed within the Compensation Discussion and Analysis for the Principal Executive Officer, the Principal Financial Officer and the three other most highly compensated executive officers, based on total compensation in 2009, 2008 and 2007:

Summary Compensation Table

	Year	Salary	Bonus		Stock Awards (1)	Option Awards (2)	Non-equity Incentive Plan Compensation (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total

Jai P. Nagarkatti President, CEO, Chairman	2009 2008 2007	$750,000 750,000 660,000	$	— — —	$967,000 1,144,800 606,750	$678,750 1,098,000 951,750	$384,000 356,625 439,105	$214,864 79,672 40,069	$202,168 196,171 195,000	$3,196,782 3,625,268 2,892,674

Rakesh Sachdev (6) Vice President & CFO	2009 2008	475,000 59,375		250,000 —	508,642 499,975	348,878 499,994	197,600 —	6,492 932	130,678 2,077	1,917,290 1,062,352

Franklin D. Wicks Managing Director, US & Canada; Pres, Research Essentials & Specialties	2009 2008 2007	350,000 350,000 340,000		— — —	355,856 286,200 177,980	166,520 269,376 253,800	137,130 122,045 156,570	207,932 45,489 6,544	57,381 44,774 42,810	1,274,819 1,117,884 977,704

David W. Julien President, Supply Chain	2009 2008 2007	340,000 340,000 330,000		— — —	355,856 286,200 177,980	166,520 269,376 253,800	138,720 118,558 163,845	125,773 30,256 5,551	50,200 45,269 43,382	1,177,069 1,089,659 974,558

Gilles A. Cottier President, SAFC	2009 2008 2007	300,000 300,000 290,000		— — —	305,572 286,200 177,980	166,520 293,524 253,800	122,400 104,610 143,985	23,529 15,219 11,469	53,878 41,191 40,333	971,899 1,040,744 917,567

(1)	Amounts listed represent the value of performance awards as of the grant date in each year, based on the targeted value (100%). The maximum value achievable is 150% of the targeted value. Assumptions used in the calculation of these targeted amounts are included in Note 12 “Common Stock” to our consolidated financial statements for 2009 included in our annual report on Form 10-K filed with the SEC on February 10, 2010. The performance shares were granted pursuant to our 2003 LTIP. Dividends are not paid on these performance shares. The ultimate number of shares awarded pursuant to these grants will depend upon our performance over the three-year periods ending December 31, 2009, 2010 and 2011. Shares will be awarded in 2010, 2011 and 2012 after the results for the performance periods have been determined.
(2)	Represents the value of option awards at grant date, based on the assumptions used in calculating the value of an option in SFAS 123(R). Assumptions used in the calculation of these amounts are included in Note 12 “Common Stock” to our consolidated financial statements for 2009 included in our annual report on Form 10-K filed with the SEC on February 10, 2010.
(3)	Amounts are earned and accrued during the fiscal years indicated and are paid subsequent to the end of the fiscal year pursuant to our cash bonus plan, discussed under the caption “2009 Target Compensation” of the 2010 Proxy Statement.
(4)	Amounts represent the change in the present value of accrued benefits under our defined benefit cash pension plan, discussed under the caption “Retirement Security Value Plan (Pension Plan)” of the 2010 Proxy Statement, from December 31, 2008 to December 31, 2009. Effective with the 2008 calendar year, the Company was required to change the plan’s measurement date used for financial reporting purposes from November 30 to December 31. The change in pension values shown for 2009 is the change for the calendar year, rather than for the thirteen months elapsed since the previous plan measurement date. There are no above-market or preferential investment earnings on nonqualified deferred compensation arrangements for any of our named executive officers or any other employees.
(5)	Components of this column are described under the caption “All Other Compensation” of the 2010 Proxy Statement.
(6)	Mr. Sachdev joined the Company on November 17, 2008. Pursuant to his agreement letter disclosed on November 18, 2008, Mr. Sachdev received the first of two equal payments payable on the first and second anniversary of his employment.

Exhibit 10(t) (continued)

The components of all other compensation for 2009 are as follows:

ALL OTHER COMPENSATION

Name	Year	401(k) Retirement Savings Plan	Supplemental Retirement Plan	Relocation Payments	Personal Use of Company Vehicle /Car Allowance	Total
Jai P. Nagarkatti	2009	$9,420	$187,700	$—	$5,048	$202,168
Rakesh Sachdev	2009	9,420	36,000	66,566	18,692	130,678
Franklin D. Wicks	2009	9,420	28,500	—	19,461	57,381
David W. Julien	2009	9,420	27,900	—	12,880	50,200
Gilles A. Cottier	2009	9,420	25,500	—	18,958	53,878